EXHIBIT 10.47

THIRD AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”) is entered into and effective on April 14, 2009, and is by and among CPI Corp., a Delaware corporation (“Company”) and Bank of America, N.A. (as successor to LaSalle Bank National Association) (“Bank of America”), as “Administrative Agent,” and Bank of America and the undersigned Required Lenders, as “Lenders.”

Recitals:

A.
Company, Administrative Agent, Bank of America and the Lenders are party to that certain Second Amended and Restated Credit Agreement dated as of June 8, 2007, as amended by the First Amendment to Second Amended and Restated Credit Agreement dated as of June 8, 2007, and as amended by the Second Amendment to Second Amended and Restated Credit Agreement dated as of December 10, 2008 (as amended, the “Credit Agreement”).

B.	Administrative Agent, the undersigned Required Lenders and Company have agreed to the provisions set forth herein on the terms and conditions contained herein.

Agreement

Therefore, in consideration of the mutual agreements herein and other sufficient consideration, the receipt of which is hereby acknowledged, Company, Administrative Agent and the undersigned Required Lenders hereby agree as follows:

1.	Definitions.

Capitalized terms used and not otherwise defined herein have the meanings given them in the Credit Agreement.

2.	Effectiveness of Agreement.

This Agreement shall become effective as of the date set forth in the introductory paragraph to this Agreement, but only if on or before 1:00 p.m. Central time on the date first written above (A) this Agreement has been executed and delivered by the Company, Administrative Agent and the undersigned Required Lenders (as evidenced by receipt by the Administrative Agent of executed signature pages to this Amendment from Lenders constituting the Required Lenders); (B) all of the documents listed on Exhibit A to this Agreement have been executed and delivered, each in form and substance reasonably satisfactory to Administrative Agent and the undersigned Required Lenders; (C) the Company has paid in same day funds all fees that may be owing to Administrative Agent pursuant to any agent fee letter or other arrangement; (D) the Company has paid to Administrative Agent’s counsel, all reasonable fees and expenses incurred by such counsel prior to the date hereof and as may be reasonably estimated to be incurred following the date hereof in connection with this Agreement, in each case as invoiced to the Company in reasonable detail; and (E) the Company has paid in same day funds the Third Amendment Fees (as defined below).  If the Required Lenders execute this Agreement, as a condition to the effectiveness of this Agreement, the Company shall pay to Administrative Agent, on behalf of each Lender who executes this Agreement and delivers its signature page to the Administrative Agent on or before 1:00 p.m. Central time on the date first written above, an amendment fee equal to thirty seven and one half (37.5) basis points multiplied by each such Lender’s total Commitment (with respect to any such Lender, the “Third Amendment Fee,” and with respect to all such Lenders, collectively, the “Third Amendment Fees”).  The Company hereby irrevocably authorizes, requests and directs Administrative Agent to debit its operating account at Administrative Agent to pay the Third Amendment Fees if not otherwise paid directly by the Company when due.  Upon receipt of the Third Amendment Fees, the Administrative Agent shall distribute such fees to each Lender who has earned a Third Amendment Fee pursuant to this Section 2.  Each Third Amendment Fee shall be deemed to be fully-earned when due and payable, and shall be nonrefundable under any circumstances once paid.

3.	Amendment to Credit Agreement.

3.1. Applicable Margin.

The definition of “Applicable Margin” in Section 1.1 of the Credit Agreement is deleted and replaced with the following:

“Applicable Margin means:

(A) for any day, the rate per annum set forth below opposite the level (the “Level”) then in effect, it being understood that the Applicable Margin for (i) LIBOR Loans that are Revolving Loans shall be the percentage set forth under the column “LIBOR Margin Revolving Loans”, (ii) Base Rate Loans that are Revolving Loans shall be the percentage set forth under the column “Base Rate Margin Revolving Loans”, (iii) the Non-Use Fee Rate shall be the percentage set forth under the column “Non-Use Fee Rate” and (iv) the L/C Fee shall be the percentage set forth under the column “L/C Fee Rate”:

Level	Ratio of Total Funded Debt to EBITDA Ratio	LIBOR Margin Revolving Loans	Base Rate Margin Revolving Loans	Non-Use Fee Rate	L/C Fee Rate
I	Greater than or equal to 2.00 to 1.00	4.000%	2.500%	0.500%	4.000%
II	Greater than or equal to 1.50 to 1.00 but less than 2.00 to 1.00	3.750%	2.250%	0.500%	3.750%
III	Greater than or equal to 1.00 to 1.00 but less than 1.50 to 1.00	3.500%	2.000%	0.500%	3.500%
IV	Less than 1.00 to 1.00	3.250%	1.750%	0.500%	3.250%

The LIBOR Margin Revolving Loans, the Base Rate Margin Revolving Loans, the Non-Use Fee Rate and the L/C Fee Rate shall be adjusted, to the extent applicable, on the fifth (5th) Business Day after the Company provides or is required to provide the annual and quarterly financial statements and other information pursuant to Section 10.1.1 or 10.1.2, as applicable, and the related Compliance Certificate, pursuant to Section 10.1.3.  Notwithstanding anything contained in this paragraph to the contrary, (a) if the Company fails to deliver such financial statements and Compliance Certificate in accordance with the provisions of Section 10.1.1, 10.1.2 and 10.1.3, the LIBOR Margin Revolving Loans, the Base Rate Margin Revolving Loans, the Non-Use Fee Rate and the L/C Fee Rate shall be based upon Level I above beginning on the date such financial statements and Compliance Certificate were required to be delivered until the fifth (5th) Business Day after such financial statements and Compliance Certificate are actually delivered, whereupon the Applicable Margin shall be determined by the then current Level; (b) no reduction to any Applicable Margin shall become effective at any time when an Event of Default or Unmatured Event of Default has occurred and is continuing; and (c) the Applicable Margin shall be based on Level I until the date on which the financial statements and Compliance Certificate are required to be delivered for the Fiscal Quarter ending May 2, 2009.

(B) for any day, the rate per annum set forth below opposite the Level then in effect, it being understood that the Applicable Margin for LIBOR Loans that are Term B Loans shall be the percentage set forth under the column “LIBOR Margin Term B Loans”, and Base Rate Loans that are Term B Loans shall be the percentage set forth under the column “Base Rate Margin Term B Loans”.  The LIBOR Rate Margin for Term B Loans and the Base Rate Margin for Term B Loans shall be at Level I, provided, however, that if the Company provides annual and quarterly financial statements and other information pursuant to Section 10.1.1 or 10.1.2, as applicable, and the related Compliance Certificate, pursuant to Section 10.1.3 showing for two consecutive Computation Periods that the ratio of Total Funded Debt to EBITDA is less than 1.00 to 1.00, then at all times thereafter, subject to the terms and conditions of this Agreement, including, without limitation, the provisions relating to the Default Rate, the LIBOR Rate Margin for Term B Loans and the Base Rate Margin for Term B Loans shall be at Level II.  Notwithstanding anything contained in this paragraph to the contrary, no reduction to LIBOR Rate Margin for Term B Loans and the Base Rate Margin for Term B Loans shall become effective at any time when an Event of Default has occurred and is continuing.

Level	Ratio of Total Funded Debt to EBITDA	LIBOR Rate Margin Term B Loans	Base Rate Margin Term B Loans
I	Greater than or equal to 1.00 to 1.00	4.250%	2.750%
II	Less than 1.00 to 1.00 for two consecutive Computation Periods	3.750%	2.250%

3.2. Base Rate.

The definition of “Base Rate” in Section 1.1 of the Credit Agreement is deleted and replaced with the following:

“Base Rate means for any day a fluctuating rate per annum equal to the highest of (i) the Federal Funds Rate plus 1/2 of 1%, (ii) the Prime Rate, or (iii) the sum of 1.00% plus the LIBOR Rate (without giving effect to any rounding provided for in the definition of “LIBOR Rate”) that would be applicable for an Interest Period of one month beginning on such day (or if such day is not a Business Day, the immediately preceding Business Day).”

3.3. Fixed Charges.

A definition of “Fixed Charges” is added to Section 1.1 of the Credit Agreement in alphabetical order as follows:

“Fixed Charges means, with respect to any period of computation, the sum of (without duplication), (i) cash Interest Expense of the Loan Parties during such period, plus (ii) scheduled repayments of principal of all long-term Debt of any of the Loan Parties or any of their Subsidiaries (including the Term B Loan, the Subordinated Debt, and other interest-bearing Debt (other than the Revolving Loan)) made during such period, plus (iii) income taxes paid in cash by the Loan Parties and their Subsidiaries during such period, plus (iv) distributions and dividends paid or made by the Company in cash with respect to the Company’s Capital Securities during such period, and plus (v) redemptions and purchases by the Company of the Company’s Capital Securities made during such period.”

3.4. Prime Rate.

The definition of “Prime Rate” in Section 1.1 of the Credit Agreement is deleted and replaced with the following:

“Prime Rate means, for any day, the rate of interest in effect for such day as publicly announced from time to time by the Administrative Agent as its prime rate (whether or not such rate is actually charged by the Administrative Agent), which is not intended to be the Administrative Agent’s lowest or most favorable rate of interest at any one time, and is a rate set by Administrative Agent based upon various factors, including Administrative Agent’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate.  Any change in the Prime Rate announced by the Administrative Agent shall take effect at the opening of business on the day specified in the public announcement of such change; provided that the Administrative Agent shall not be obligated to give notice of any change in the Prime Rate.”

3.5. Repayment of Term B Loans.

For all periods after the date of this Agreement, Section 6.4.2 of the Credit Agreement is deleted and replaced with the following:

“6.4.2  Term  B Loans.  The Term  B Loan of each Lender with a Term B Loan Commitment shall be paid in installments equal to such Lender’s Applicable Percentage of the aggregate principal amount of the installments of the Term  B Loan as follows:

Payment Date	Amount
on each March 31, June 30, and September 30	$1,000,000.00
on each December 31	$7,000,000.00

Unless sooner paid in full, the outstanding principal balance of the Term B Loan shall be paid in full on the Term B Loan Maturity Date.”

3.6. Total Funded Debt to EBITDA Ratio.

For all reporting periods after the date of this Agreement, Section 11.16.1 of the Credit Agreement is deleted and replaced with the following:

“11.16.1  Total Funded Debt to EBITDA Ratio.  Not permit, as of the last day of any Fiscal Quarter, the ratio of Total Funded Debt to EBITDA for the Computation Period ended on the last day of such Fiscal Quarter, to exceed the applicable ratio set forth below:

Computation Period Ending	Ratio of Total Funded Debt to EBITDA
May 2, 2009, and July 25, 2009	3.00 to 1.00
November 14, 2009	3.50 to 1.00
February 6, 2010	3.00 to 1.00
May 1, 2010, July 24, 2010, and November 13, 2010	2.75 to 1.00
February 5, 2011, April 30, 2011, July 23, 2011, and November 12, 2011	2.25 to 1.00
February 4, 2012, and April 28, 2012	2.00 to 1.00

3.7. Elimination of Minimum EBITDA Covenant; Addition of Fixed Charge Covenant.

For all reporting periods after the date of this Agreement, Section 11.16.2 of the Credit Agreement is deleted and replaced with the following:

“11.16.1  Minimum EBITDA minus Capital Expenditures to Fixed Charges Ratio.  Not permit, as of the last day of any Fiscal Quarter, the ratio of (I) the result of (a) EBITDA minus (b) Capital Expenditures to (II) Fixed Charges, for the Computation Period ended on the last day of such Fiscal Quarter, to be less than 1.50 to 1.00, provided, however, the foregoing ratio shall be 1.40 to 1.00 for the Fiscal Quarter ending February 2, 2010, and provided further, however, for each the first three Fiscal Quarters of Fiscal Year 2009, the amount of Capital Expenditures shall be deemed to be an amount equal to $5,000,000, and thereafter the amount of Capital Expenditures shall be the actual amount thereof for such Computation Period.”

3.8. Elimination of Interest Coverage Ratio Covenant.

For all reporting periods after the date of this Agreement, Section 11.16.3 of the Credit Agreement is deleted and replaced with the following:

“11.16.3.  Intentionally Omitted.”

4.	Representations and Warranties of Company.

Company hereby represents and warrants to Administrative Agent and the Lenders as of the date hereof that (i) Company’s execution of this Agreement has been duly authorized by all requisite action of Company, (ii) no consents are necessary from any third parties for Company’s execution, delivery or performance of this Agreement, (iii) this Agreement, the Credit Agreement, and each of the other Loan Documents, constitute the legal, valid and binding obligations of Company enforceable against Company in accordance with their terms, except to the extent that the enforceability thereof against Company may be limited by bankruptcy, insolvency or other laws affecting the enforceability of creditors rights generally or by equity principles of general application, (iv) except as set forth on Exhibit B to this Agreement, all of the representations and warranties contained in Section 9 of the Credit Agreement are true and correct with the same force and effect as if made on and as of the date of this Agreement except to the extent such representations and warranties expressly by their terms relate only to an earlier date, (v) after giving effect to this Agreement, there is no Unmatured Event of Default or Event of Default, and (vi) since  February 2, 2008, there has been no event or occurrence that would reasonably be likely to give rise to a Material Adverse Effect.  Company hereby further represents and warrants that it has disclosed to Administrative Agent and the Lenders all material facts and circumstances relating to the Loan Parties’ business, assets, liabilities, properties, condition (financial or otherwise), results of operations or prospects of the Loan Parties and their customers.

5.	Effect of Amendment.

The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under the Credit Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Credit Agreement, any of the other Loan Documents or any existing Unmatured Event of Default or Event of Default.  Each reference in the Credit Agreement to “the Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, shall be read as referring to the Credit Agreement as amended by this Agreement.

6.	Reaffirmation; Waiver of Claims.

Company hereby acknowledges and confirms that as of the date hereof, (i) the Credit Agreement and the other Loan Documents remain in full force and effect, and (ii) Company has no defenses to its obligations under the Credit Agreement and the other Loan Documents.  As of the date hereof, the Company has no claim against Administrative Agent or any Lender arising from or in connection with the Credit Agreement, this Agreement, or the other Loan Documents and any and all such claims are waived, released and discharged (the foregoing is not intended to waive any manifest errors in the Administrative Agent’s or any Lender’s records with respect to the Obligations).

7.	Governing Law.

This Agreement has been executed and delivered in Chicago, Illinois, and shall be governed by and construed under the laws of the State of Illinois without giving effect to choice or conflicts of law principles thereunder.

8.	Section Titles.

The section titles in this Agreement are for convenience of reference only and shall not be construed so as to modify any provisions of this Agreement.

9.	Counterparts; Facsimile Transmissions.

This Agreement may be executed in one or more counterparts and on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Signatures to this Agreement may be given by facsimile or other electronic transmission, and such signatures shall be fully binding on the party sending the same.

10.	Patriot Act Notice.

Administrative Agent, each Lender and Bank of America (for itself and not on behalf of any other party) hereby notifies each Company, each Guarantor, each other Loan Party and each of their Subsidiaries that, pursuant to the requirements of the USA Patriot Act, Title III of Pub. L. 107-56, signed into law October 26, 2001 (the “Act”), it is required to obtain, verify and record information that identifies each Company, each Guarantor, each other Loan Party and each of their Subsidiaries, which information includes the name and address of the Company, each Guarantor, each other Loan Party and each of their Subsidiaries and other information that will allow Administrative Agent, such Lender or Bank of America, as applicable, to identify the Company, each Guarantor, each other Loan Party and each of their Subsidiaries in accordance with the Act.

11.	Fees and Expenses.

Company shall promptly pay to Administrative Agent executing this Agreement all fees, expenses and other amounts owing to Administrative Agent under the Credit Agreement and the other Loan Documents upon demand, including, without limitation, all reasonable fees, costs and expenses incurred by Administrative Agent in connection with the preparation, negotiation, execution, and delivery of this Agreement.

12.	Incorporation By Reference.

Administrative Agent, Lenders and Company hereby agree that all of the terms of the Loan Documents are incorporated in and made a part of this Agreement by this reference.  Administrative Agent, Lenders and Company hereby agree that this Agreement is a “Loan Document.”

13.	Statutory Notice - Insurance.

The following notice is given pursuant to Section 10 of the Collateral Protection Act set forth in Chapter 815 Section 180/1 of the Illinois Compiled Statutes (1996); nothing contained in such notice shall be deemed to limit or modify the terms of the Loan Documents:

UNLESS YOU PROVIDE EVIDENCE OF THE INSURANCE COVERAGE REQUIRED BY YOUR AGREEMENT WITH US, WE MAY PURCHASE INSURANCE AT YOUR EXPENSE TO PROTECT OUR INTERESTS IN YOUR COLLATERAL. THIS INSURANCE MAY, BUT NEED NOT, PROTECT YOUR INTERESTS. THE COVERAGE THAT WE PURCHASE MAY NOT PAY ANY CLAIM THAT YOU MAKE OR ANY CLAIM THAT IS MADE AGAINST YOU IN CONNECTION WITH THE COLLATERAL. YOU MAY LATER CANCEL ANY INSURANCE PURCHASED BY US, BUT ONLY AFTER PROVIDING EVIDENCE THAT YOU HAVE OBTAINED INSURANCE AS REQUIRED BY OUR AGREEMENT. IF WE PURCHASE INSURANCE FOR THE COLLATERAL, YOU WILL BE RESPONSIBLE FOR THE COSTS OF THAT INSURANCE, INCLUDING THE INSURANCE PREMIUM, INTEREST AND ANY OTHER CHARGES WE MAY IMPOSE IN CONNECTION WITH THE PLACEMENT OF THE INSURANCE, UNTIL THE EFFECTIVE DATE OF THE CANCELLATION OR EXPIRATION OF THE INSURANCE. THE COSTS OF THE INSURANCE MAY BE ADDED TO YOUR TOTAL OUTSTANDING BALANCE OR OBLIGATION. THE COSTS OF THE INSURANCE MAY BE MORE THAN THE COST OF INSURANCE YOU MAY BE ABLE TO OBTAIN ON YOUR OWN.

14.	Statutory Notice - Oral Commitments.

Nothing contained in the following notice shall be deemed to limit or modify the terms of the Loan Documents:

ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT YOU (BORROWER) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

Company acknowledges that there are no other agreements between Administrative Agent, Lenders, and Company, oral or written, concerning the subject matter of the Loan Documents, and that all prior agreements concerning the same subject matter, including any proposal or commitment letter, are merged into the Loan Documents and thereby extinguished.

{remainder of page intentionally left blank; signature pages follow}

IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first above written.

CPI CORP., a Delaware corporation

By: /s/Dale E. Heins
____________________________________________________________________
Name: Dale E. Heins
Title: Senior Vice President, Finance, Chief Financial Officer

BANK OF AMERICA, N.A. (as successor to LaSalle Bank National Association), as Administrative Agent

By: /s/Margaret C. Dierkes
_____________________________________________________________________
Name: Margaret C. Dierkes
Title:  Vice President

BANK OF AMERICA, N.A.
(as successor to LaSalle Bank National Association), as a Lender and as Issuing Lender

By: /s/Magaret C. Dierkes
_____________________________________________________________________
Name: Margaret C. Dierkes
Title: Vice President

First Bank, as a Lender

By: /s/Trevor D. Gibson
_____________________________________________________________________
Name: Trevor D. Gibson
Title: Assistant Vice President

Fifth Third Bank, as a Lender

By: /s/Evan J. Chu
_____________________________________________________________________
Name: Evan J. Chu
Title: Officer

Associated Bank, N.A., as a Lender

By: /s/Mark Weitekamp
_____________________________________________________________________
Name: Mark Weitekamp
Title: Vice President

The CIT Group/Equipment Financing, Inc.,  as a Lender

By: /s/Andrew Giangrave
_____________________________________________________________________
Name: Andrew Giangrave
Title: Managing Director

CIFC Funding 2007-IV, Ltd., as a Lender

By: /s/Steve Vaclaro
_____________________________________________________________________
Name: Steve Vaclaro
Title: Co-Chief Investment Officer

Signature page to Third Amendment to Second Amended and Restated Credit Agreement

Landmark VII CDO Ltd., By: Aladdin Capital Management, LLC, as Manager, as a Lender

By: /s/John J. D'Angelo
_____________________________________________________________________
Name: John J. D'Angelo
Title: Authorized Signatory

Landmark VIII CDO Ltd., By: Aladdin Capital Management, LLC, as Manager, as a Lender

By: /s/John J. D'Angelo
_____________________________________________________________________
Name: John . D'Angelo
Title: Authorized Signatory

Landmark IX CLO Ltd., By: Aladdin Capital Management, LLC, as Manager, as a Lender

By: /s/John J. D'Angelo
_____________________________________________________________________
Name: John J. D'Angelo
Title: Authorized Signatory

Greycock CDO Ltd., By: Aladdin Capital Management, LLC, as Manager, as a Lender

By: /s/John J. D'Angelo
_____________________________________________________________________
Name: John J. D'Angelo
Title: Authorized Signatory

Banc of America Capital Solutions LLC, as a Lender

By: /s/Kenneth M. Zoeller
_____________________________________________________________________
Name: Kenneth M. Zoeller
Title: Managing Director

Pangaea CLO 2007-1 LTD, By: Pangaea Asset Management, LLC, its Collateral
Manager, as a Lender

By: /s/Matthew Nels
_____________________________________________________________________
Name: Matthew Nels
Title: Assistant Secretary

Sargas CLO I Ltd., By: Sargas Asset Management, LLC, its Portfolio Manager,
as a Lender

By: /s/Matthew Nels
_____________________________________________________________________
Name: Matthew Nels
Title: Assistant Secretary

TELOS CLO 2006-1, LTD, By: Tricadia Loan Management, LLC, as a Lender

By: /s/John J. McCormick III
_____________________________________________________________________
Name: John J. McCormick, III
Title: Managing Director

TELOS CLO 2007-2, LTD, By: Tricadia Loan Management, LLC, as a Lender

By: /s/John J. McCormick, III
_____________________________________________________________________
Name: John J. McCormick, III
Title: Managing Director

Signature page to Third Amendment to Second Amended and Restated Credit Agreement

EXHIBIT A

DOCUMENTS AND REQUIREMENTS

1.	Third Amendment to Second Amended and Restated Credit Agreement.

2.	Unconditional Reaffirmation of Guaranty and Amendment of Guarantors.

3.	Resolutions of the Company, certified by the corporate secretary or an assistant secretary of the Company, authorizing the Third Amendment to Second Amended and Restated Credit Agreement.

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EXHIBIT B

UPDATES TO DISCLOSURE SCHEDULE

NONE

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UNCONDITIONAL REAFFIRMATION OF GUARANTY

        Each of the undersigned has reviewed the Third Amendment to Second Amended and Restated Credit Agreement, by and among CPI Corp., a Delaware corporation (Company) and Bank of America, N.A. (as successor to LaSalle Bank National Association) (Bank of America), as Administrative Agent, and Bank of America and the other lenders, as Lenders (the Third Amendment), and all other documents and financial statements the undersigned deems necessary relating to the Borrower.  Capitalized terms used herein, but not defined herein, unless otherwise noted, shall have the meanings set forth in the Third Amendment or, if not defined therein, as defined in that certain Guaranty and Collateral Agreement dated as of November 30, 2005, to which the undersigned, the Company and the Administrative Agent are a party (the Guaranty and Collateral Agreement).

        Each of the undersigned acknowledges and consents to all changes set forth in the Third Amendment, and agrees that all such changes are in the best interests of Company and each of the undersigned.  In consideration of financial accommodations granted and which may hereafter be granted to Company by Administrative Agent and the Lenders, in consideration of Administrative Agent’s and the Lenders’ reliance on the Guaranty and Collateral Agreement and in reliance on the Guaranty Agreement dated April 15, 2005 (the April Guaranty), and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of the undersigned irrevocably and unconditionally reaffirms pursuant to the terms of the Guaranty and Collateral Agreement and pursuant to the terms of the April Guaranty, each of which it is a party to, its unconditional continuing guarantee of the payment and performance of all Company Obligations, and the undersigned further agrees that the validity and enforceability of the Guaranty and Collateral Agreement and the April Guaranty to which it is a party is not and shall not be affected in any way or manner by the Third Amendment.

        Each Guarantor hereby unconditionally reaffirms, covenants, represents, warrants, acknowledges and confirms to Administrative Agent, the Issuing Lender and each Lender that (i) the Guaranty and Collateral Agreement, the April Guaranty, and each other Loan Document to which it is a party is in full force and effect, (ii) this Reaffirmation has been duly authorized by such Guarantor’s governing body, members or shareholders, as the case may be, (iii) no consents are necessary from any third Person for such Guarantor’s execution, delivery or performance of this Reaffirmation which have not been obtained, (iv) this Reaffirmation, the Guaranty and Collateral Agreement, the April Guaranty, and each other Loan Documents to which it is a party constitutes the legal, valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms except as the enforcement thereof may be limited by bankruptcy, insolvency or other laws related to creditors rights generally or by the application of equity principles, (v) the Guaranty and Collateral Agreement, the April Guaranty, and each other Loan Documents to which it is a party are each hereby reaffirmed and ratified without qualification and are and remain in full force and effect, except that on and after the date hereof all references in the Guaranty and Collateral Agreement, and the April Guaranty to which it is a party to “the Loan Agreement” or “the Credit Agreement,” or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended by the Third Amendment, (vi) the Liens granted by such Guarantor and each other Guarantor in favor of the Administrative Agent under the Guaranty and Collateral Agreement, the Collateral Documents, and the other Loan Documents secure all the Obligations and all the Guarantor Obligations, are perfected, continue in full force and effect, and are hereby reaffirmed, and such Guarantor reaffirms and grants a Lien in favor of Administrative Agent on all of its Collateral, and each Guarantor and confirms and agrees that to the extent that any such Loan Document purports to grant, assign or pledge to the Administrative Agent a security interest in or Lien on, any Collateral as security for the Obligations and the Guarantor Obligations and that such pledge, assignment and/or grant of the security interest or Lien is hereby ratified and confirmed in all respects, and (vii) each of the representations and warranties made by the Guarantors under the Guaranty and Collateral Agreement, the April Guaranty, each Existing Loan Document, and the other Loan Documents to which it is a party are true and correct as of the date hereof (except to the extent modified herein by updates to the disclosure schedules or in the Credit Agreement).

1

Each Guarantor hereby unconditionally reaffirms, covenants, represents, warrants, acknowledges and confirms to Administrative Agent, the Issuing Lender and each Lender that (i) such Guarantor has no defenses to its obligations under the Credit Agreement, the Guaranty and Collateral Agreement, the April Guaranty, and each other Loan Documents to which it is a party arising out of or relating to any facts or circumstances existing on or before the date hereof, known or unknown, to the Guarantor, the Company or any Loan Party, and (ii) as of the date hereof, the Guarantor has no claim against Administrative Agent, any Existing Lender, the Issuing Lender or any Lender arising from or in connection with the Credit Agreement, the Guaranty and Collateral Agreement, the April Guaranty, and each other Loan Documents to which it is a party and any and all such claims are waived, released and discharged (the foregoing is not intended to waive any manifest errors in the Administrative Agent’s or any Lender’s records with respect to the Obligations).

{remainder of page intentionally left blank; signature page follows

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Each Guarantor has caused this Unconditional Reaffirmation to be duly executed and delivered by their duly authorized officers as of the date first set forth above.

Dated and effective as of April 14, 2009.

CONSUMER PROGRAMS INCORPORATED, a Missouri corporation, as a Guarantor

By: /s/Dale Heins
_________________________________________________________________
Name: Dale Heins
Title: SVP Finance/CFO/Treasurer

CPI CANADIAN HOLDINGS, INC., a Delaware corporation, as a Guarantor

By: /s/Dale Heins
_________________________________________________________________
Name: Dale Heins
Title: SVP Finance/CFO/Treasurer

CPI IMAGES, L.L.C., a Missouri limited liability company, as a Guarantor

By:  Consumer Programs Incorporated, a Missouri corporation, as its Manager

By: /s/Dale Heins
________________________________________________________________
Name: Dale Heins
Title: SVP Finance/CFO/Treasurer

CPI INTERNATIONAL HOLDINGS, INC., a Delaware corporation, as a Guarantor

By: /s/Dale Heins
________________________________________________________________
Name: Dale Heins
Title: SVP Finance/CFO/Treasurer

TEXAS PORTRAITS, L.P., a Delaware limited partnership

By:  Consumer Programs Incorporated, a Missouri corporation

By: /s/Dale Heins
_______________________________________________________________
Name: Dale Heins
Title: SVP Finance/CFO/Treasurer

3

Agreed and accepted as of April 14, 2009:

BANK OF AMERICA, N.A.
(as successor to LaSalle Bank National Association),
as Administrative Agent

By: /s/Margaret C. Dierkes
_________________________________________
Name: Margaret C. Direkes
Title: Vice President

{end of signatures}

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